SCUDDER
                                                                     INVESTMENTS


Scudder Select 1000 Growth Fund

Supplement to Prospectuses Dated July 1, 2002

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On October 7, 2002, the Board of Trustees of the Scudder Select 1000 Growth Fund
(the "Fund") approved closing the Fund to new accounts effective immediately. Existing shareholders and Qualified Plans that already offer the Fund as an investment option may continue to make additional purchases in the Fund until further notice.









October 11, 2002